UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2017

Date of reporting period: December 31, 2017

Item 1.    Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

The Advisors’ Inner Circle Fund

SAROFIM EQUITY FUND

Annual Report	December 31, 2017

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-727-6346; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017 (Unaudited)

Dear Shareholders:

The US equity market finished 2017 on a strong note, capping off an exceptional year marked by record highs and the lowest volatility in half a century. Robust corporate earnings and expanding global economic activity powered the market’s steady climb. A successful end-of-the-year push to cut the corporate tax rate served as the icing on the cake and helped propel the S&P 500 to a total return of 21.8% for the year. For equity investors, 2017’s performance provided solid confirmation of the bull market that has prevailed since March of 2009, a period during which the S&P 500 appreciated by a staggering 376%. Although 2017 will be a tough act to follow, equity markets enter the new year with strong tailwinds. With global growth firm, earnings robust, and monetary policy still accommodative, we expect the climate to remain favorable for our portfolio investments in 2018.

By many measures, 2017 was a banner year for the US stock market. It was the first year ever in which the S&P 500 posted positive total returns in all twelve months. The Index began 2017 at the lowest value it would see all year and went on to record 62 new highs, versus its long-term average of 14 per year. Perhaps more remarkable than the consistency of gains was the lack of volatility that accompanied them. As of the end of the year, the S&P 500 had not experienced a pullback of 5% or more in 18 months, the second-longest streak since 1929, and the sharpest drawdown of the year was only 3%. There were only 8 days in the year in which the index rose or fell by more than 1%, making 2017 the calmest investment environment in 50 years. Newspapers may have been full of concerning stories, but those headlines did not seem to bother investors. Despite the coverage of Russian election meddling and brinksmanship over North Korea’s nuclear weapons, the VIX Index, a measure of the market’s expectation of near-term volatility, dipped to its lowest levels on record. Apparently, investors learned to ignore the noise and focus on the continued recovery in corporate earnings fueling the surge in equities across the globe.

For the first time in seven years, many foreign stock indices surpassed the performance of their US counterparts in 2017, aided by a modest decline in the value of the US dollar. Measured in local currency terms, the MSCI EAFE Index returned 15.2%, and the MSCI Emerging Markets Index returned 31.0% for the year. Those returns increased to 25.6% and 37.8%, respectively, when translated into dollars. Further emphasizing this point, even within the US market, globally-exposed businesses outpaced more domestically-focused ones for most of the year. The weaker dollar, while partly a reflection of political factors, mostly stemmed from strengthening economic performance overseas and anticipated changes in the trajectory of monetary stimulus from the world’s central banks. Although the pace of economic activity in the US improved in 2017 relative to 2016, other countries

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017 (Unaudited)

saw greater upward revisions to their growth forecasts. Notably, Eurozone GDP grew 2.5% year-on-year in the third quarter, a level not seen since before the 2011 European debt crisis. Japan likewise enjoyed better-than-expected economic growth in 2017, with third quarter GDP coming in at 2.5% annualized. Overall, the International Monetary Fund expects that improved economic growth across most advanced and emerging countries pushed the rate of global growth up to 3.6% for 2017. This synchronous economic expansion in turn helped companies deliver on earnings, enabling equity returns to breakout in 2017. According to figures from Thomson Reuters, global merger and acquisition activity of $3.5 trillion remained at historically high levels, exceeding $ 3 trillion for the fourth consecutive year. Although last year’s momentum will be hard to replicate, the broad-based expansion in economic activity and firmer commodity prices in the back half of 2017 suggest there is further room for the global economy to grow, which bodes well for equities in 2018.

The Federal Reserve lifted short-term interest rates three times in 2017 to a target range of 1.25%-1.5%, and in October began slowly reducing its holdings of Treasury and mortgage securities, continuing a very gradual exit from a posture of aggressive monetary stimulus. The two-year Treasury yield rose 69 basis points to 1.89%, paced by the increases in the Fed funds rate, but longer-term bond yields barely budged, with the yield on the 10-year Treasury note drifting down from 2.5% at the start of the year to 2.4% at year-end. The net effect was a pronounced flattening of the yield curve over the course of 2017. With minimal change in the level of long-term interest rates, the Barclays Aggregate Index of fixed income instruments returned 3.5% for the year. Jerome Powell has taken over from Janet Yellen as the head of the Federal Reserve, but all indications are that the institution will follow the same gradual course. Outside the US, policymakers in Europe and Japan also seem afraid to impair economic growth just as it gathers some momentum, so we expect global monetary policy to remain generally accommodative in 2018. As a result, longer-term interest rates should remain at low levels, supporting higher valuations for a variety of financial assets.

At the start of 2017, our expectations were for robust corporate earnings to support the market’s advance, and the companies delivered. Last January we projected that S&P profits would grow 9% by year-end and that the typical Sarofim portfolio would achieve a higher growth rate of 16%. While fourth quarter numbers have yet to be reported, current estimates put 2017 S&P earnings near $130 per share, which is right in line with our expectations. S&P earnings growth was buoyed by a recovery in energy earnings, which quadrupled off a low base, and very strong performance by technology companies. The typical Sarofim portfolio now appears on track to exceed our original expectations, targeting a 17% rate of earnings growth in 2017. Therefore, while valuations did increase over the year, solid earnings

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017 (Unaudited)

growth accounted for most of the return for the Sarofim portfolio. Furthermore, some of the valuation increase may have been recognition that profits are likely to see another meaningful rise in 2018 on a mix of organic growth, lower corporate tax rates, and improved access to repatriated foreign earnings.

The impact of tax reform has occupied the minds of many investors in recent months. Ultimately, we believe a lower tax burden and the repatriation of foreign earnings will provide further support for an already solid fundamental backdrop. Prior to considering tax changes, we were expecting an 8% increase in S&P profits and another 16% for the typical Sarofim portfolio in 2018. We now believe tax reform has the potential to boost S&P earnings by $ 10 per share, or an additional 8%, bringing the index’s profit increase for 2018 to almost 16%. While most observers often target smaller, more domestically-oriented firms as the biggest beneficiaries of this new law, our analysis indicates it will have a more positive impact on the typical Sarofim portfolio’s earnings than on the S&P 500. We expect some of our holdings in the technology, media and entertainment, transportation, consumer, and financial areas to see significant benefits. Then, over the next several years, companies participating in more competitive industries are very likely to compete away some of these extra after-tax profits, passing the benefit to their customers or to the consumer, but we expect the pricing power and superior competitive positions of our portfolio companies to enable them to preserve a much greater portion of the increased levels of profitability.

Though the current bull market in the S&P 500 is just three months shy of its ninth birthday, equities enter 2018 with strong tailwinds. However, last year’s supportive combination of positive economic surprises and subdued volatility will be hard to replicate, and we expect market leadership to narrow as the economic cycle matures and investors seek out fundamentally sound companies with risk-mitigating qualities. Fayez Sarofim & Co.’s long-practiced investment approach focuses on such companies. We seek to invest in high quality, competitively advantaged businesses that are capable of growing global market share and earnings across market cycles. With solid balance sheets, ample financial resources and disciplined capital allocation policies, these multinational industry leaders should be well positioned to build shareholder value even through periods of market fluctuations. While we expect volatility levels to rise from what we experienced in 2017, we believe equity markets have the potential to continue their advance, supported by improving global growth, strong earnings results, tax reform, and accommodative monetary policy.

Sincerely yours,

Fayez Sarofim

Gentry Lee

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017 (Unaudited)

Management’s Discussion of Fund Performance and Analysis:

U.S. equities enjoyed steady gains in 2017 as the economy expanded, corporate profits rebounded and measures of financial market volatility retreated, powering the S&P 500 to all-time highs and a double-digit return for the year. The Federal Reserve’s tightening cycle gained traction while other central banks continued to ease, and the value of the U.S. dollar declined relative to other major currencies. The softer dollar, coupled with strengthening global growth prospects, helped to support the outperformance of many foreign equity markets as well as domestic companies with greater international sales exposure. Technology was the best performing sector and contributed almost 40% of the rise in the S&P 500 in 2017, with strength concentrated in the mega cap names. Telecommunications and energy were the only sectors of the index to post declines for the year.

The Sarofim Equity Fund meaningfully outperformed the S&P 500 in 2017, supported by the overall impact of stock selection. The Fund generated a total return of 25.82% in the period compared to 21.83% for the S&P 500. The overweighted and correctly emphasized representation in the top performing technology sector was the most significant contributor to both relative and absolute returns. The selectively focused presence in health care added value relative to the benchmark. The positions in AbbVie, Abbott Laboratories and Novo Nordisk, which registered returns of more than 50% for the year, were particularly advantageous. Relative results also benefited from favorable selection among financials and industrials issues, as well as the avoidance of the underperforming telecommunications, real estate and utilities sectors. Factors that modestly restrained relative performance included the above-market allocation to the lagging energy sector. This impact, however, was tempered by the emphasis on the major integrated oils which are generally less sensitive to crude prices than oilfield service and equipment stocks. Another impediment was the overweighted exposure to consumer staples, but the negative allocation effect was neutralized by correct stock focus within the sector. The largest contributors to the fund’s return for the year included Apple, Facebook, Microsoft, Texas Instruments and Philip Morris International. The largest detractors from returns were Plains All American Pipeline, Exxon Mobil, Occidental Petroleum, Walgreens Boots Alliance and Target.

Though the current bull market in the S&P 500 is just three months shy of its ninth birthday, equities enter 2018 with strong tailwinds. However, last year’s supportive combination of positive economic surprises and subdued volatility will be hard to replicate, and we expect market leadership to narrow as the economic cycle matures and investors seek out fundamentally sound companies with risk-mitigating qualities. Fayez Sarofim & Co.’s long-practiced investment approach

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017 (Unaudited)

focuses on such companies. Our portfolios are comprised of high quality, competitively advantaged businesses that are capable of growing global market share and earnings across market cycles. With their solid balance sheets, ample financial resources and disciplined capital allocation policies, these multinational industry leaders are well positioned to build shareholder value even through periods of market fluctuations. While we expect volatility levels to rise from what we experienced in 2017, we believe equity markets have the potential to continue their advance, supported by improving global growth, strong earnings results, tax reform, and accommodative monetary policy.

Definition of the Comparative Index

The Standard & Poor’s 500® Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017 (Unaudited)

Comparison of Change in the Value of a $10,000 investment in the Sarofim Equity Fund, versus the S&P 500 Index

	AVERAGE ANNUAL RETURN TOTAL FOR YEAR ENDED DECEMBER 31, 2017*
	One Year Return	Three Year Return	Annualized Inception to Date**
Sarofim Equity Fund	25.82%	9.33%	9.67%
S&P 500 Index	21.83%	11.41%	12.25%

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on January 17, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017

SECTOR WEIGHTINGS (Unaudited)†:

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.8%

	Shares	Value
Belgium — 1.0%
Anheuser-Busch InBev ADR	8,830	$985,075

Canada — 1.1%
Canadian Pacific Railway	5,455	996,956

Denmark — 1.8%
Novo Nordisk ADR	31,600	1,695,972

France — 1.6%
LVMH Moet Hennessy Louis Vuitton ADR	25,400	1,490,980

Netherlands — 1.6%
ASML Holding, Cl G	8,745	1,520,056

Switzerland — 5.0%
Nestle ADR	25,148	2,161,974
Novartis ADR	12,826	1,076,871
Roche Holding ADR	46,380	1,464,681

		4,703,526

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017

COMMON STOCK — continued

	Shares	Value
United States — 87.7%
Consumer Discretionary — 7.2%
Comcast, Cl A	52,136	$2,088,047
McDonald’s	6,023	1,036,679
NIKE, Cl B	13,460	841,923
Twenty-First Century Fox, Cl A	23,830	822,850
Twenty-First Century Fox, Cl B	9,491	323,833
Walt Disney	15,462	1,662,319

		6,775,651

Consumer Staples — 17.7%
Altria Group	43,017	3,071,844
Coca-Cola	59,712	2,739,587
Estee Lauder, Cl A	15,232	1,938,120
Kraft Heinz	3,695	287,323
PepsiCo	15,320	1,837,174
Philip Morris International	45,364	4,792,706
Procter & Gamble	11,028	1,013,252
Walgreens Boots Alliance	11,453	831,717

		16,511,723

Energy — 7.7%
Chevron	18,222	2,281,212
ConocoPhillips	16,224	890,535
Enterprise Products Partners (A)	30,280	802,723
Exxon Mobil	32,818	2,744,898
Plains All American Pipeline (A)	22,400	462,336

		7,181,704

Financials — 16.6%
American Express	17,910	1,778,642
Berkshire Hathaway, Cl B *	1,809	358,580
BlackRock, Cl A	4,685	2,406,731
Chubb	17,481	2,554,499
Intercontinental Exchange	16,900	1,192,464
JPMorgan Chase	29,559	3,161,040
S&P Global	7,083	1,199,860
State Street	18,780	1,833,116
Wells Fargo	16,605	1,007,425

		15,492,357

Health Care — 5.2%
Abbott Laboratories	28,715	1,638,765
AbbVie	22,713	2,196,574

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017

COMMON STOCK — continued

	Shares	Value
United States — (continued)
Health Care — (continued)
UnitedHealth Group	4,500	$992,070

		4,827,409

Industrials — 3.5%
Union Pacific	10,778	1,445,330
United Technologies	14,546	1,855,633

		3,300,963

Information Technology ^ — 27.6%
Alphabet, Cl C *	3,350	3,505,440
Apple	35,894	6,074,342
Automatic Data Processing	4,075	477,549
Facebook, Cl A *	29,000	5,117,340
Microsoft	50,810	4,346,288
Oracle	14,719	695,914
Texas Instruments	33,901	3,540,620
Visa, Cl A	17,900	2,040,958

		25,798,451

Materials — 2.2%
Air Products & Chemicals	5,234	858,795
Praxair	7,908	1,223,209

		2,082,004

		81,970,262

TOTAL COMMON STOCK (Cost $43,619,266)		93,362,827

SHORT-TERM INVESTMENT — 0.1%

JPMorgan 100% U.S. Treasury Securities Money Market Fund, 0.820% (B) (Cost $55,010)	55,010	55,010

TOTAL INVESTMENTS—99.9% (Cost $43,674,276)		$93,417,837

Percentages are based on Net Assets of $93,508,536.

*	Non-income producing security.
^	More narrow industries are used for compliance purposes, whereas broad sectors are utilized for reporting purposes.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017

(A)	Security considered a Master Limited Partnership. At December 31, 2017, such securities amounted to $1,265,059, or 1.4% of Net Assets
(B)	Rate shown is the 7-day effective yield as of December 31, 2017.

ADR — American Depositary Receipt

Cl — Class

As of December 31, 2017, all of the Fund’s investments were valued using Level 1 inputs. For details of the investment classification, reference the Schedule of Investments. For the year ended December 31, 2017, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities. Transfers, if any, between levels are considered to have occurred at the end of the year. For the year ended December 31, 2017, the Fund did not hold any Level 3 securities.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $43,674,276)	$93,417,837
Dividends Receivable	131,244
Tax Reclaim Receivable	51,231
Prepaid Expenses	17,405

Total Assets	93,617,717

Liabilities:
Payable for Capital Shares Redeemed	13,000
Payable due to Adviser	35,288
Payable due to Administrator	8,493
Due to Custodian	3,144
Chief Compliance Officer Fees Payable	1,522
Payable due to Trustees	93
Other Accrued Expenses	47,641

Total Liabilities	109,181

Net Assets	$93,508,536

Net Assets Consist of:
Paid-in Capital	$43,604,335
Undistributed Net Investment Income	110,120
Accumulated Net Realized Gain on Investments	50,520
Net Unrealized Appreciation on Investments	49,743,561

Net Assets	$93,508,536

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	7,841,569

Net Asset Value, Offering and Redemption Price Per Share*	$11.92

* Redemption price per share may vary depending on the length of time Shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
FOR THE YEAR ENDED
DECEMBER 31, 2017

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$1,847,480
Less: Foreign Taxes Withheld	(22,333)

Total Investment Income	1,825,147

Expenses:
Investment Advisory Fees	441,254
Administration Fees	99,999
Trustees’ Fees	15,712
Chief Compliance Officer Fees	5,763
Legal Fees	28,118
Transfer Agent Fees	27,481
Audit Fees	24,865
Registration and Filing Fees	22,681
Printing Fees	11,921
Custodian Fees	5,000
Other Expenses	11,537

Total Expenses	694,331

Less:
Waiver of Investment Advisory Fees	(76,568)

Net Expenses	617,763

Net Investment Income	1,207,384

Net Realized Gain on Investments	3,568,502
Net Change in Unrealized Appreciation on Investments	15,663,792

Net Realized and Unrealized Gain on Investments	19,232,294

Net Increase in Net Assets Resulting from Operations	$20,439,678

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net Investment Income	$1,207,384	$1,668,283
Net Realized Gain on Investments	3,568,502	372,315
Net Change in Unrealized Appreciation on Investments	15,663,792	5,194,041

Net Increase in Net Assets Resulting from Operations	20,439,678	7,234,639

Dividends and Distributions:
Net Investment Income	(1,112,978)	(1,676,052)
Net Realized Gain	(3,862,166)	(3,830)

Total Dividends and Distributions	(4,975,144)	(1,679,882)

Capital Share Transactions:
Issued	155,853	2,409,825
Reinvestment of Dividends and Distributions	2,186,621	951,902
Redemption Fees (see Note 2)	–	280
Redeemed	(19,691,749)	(11,578,801)

Net Decrease in Net Assets from Capital Share Transactions	(17,349,275)	(8,216,794)

Total Decrease in Net Assets	(1,884,741)	(2,662,037)

Net Assets:
Beginning of Period	95,393,277	98,055,314

End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $110,120 and $(5), respectively)	$93,508,536	$95,393,277

Share Transactions:
Issued	14,171	262,298
Reinvestment of Dividends and Distributions	185,432	98,218
Redeemed	(1,893,542)	(1,193,476)

Net Decrease in Shares Outstanding from Share Transactions	(1,693,939)	(832,960)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout The Period

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Period Ended December 31, 2014*
Net Asset Value, Beginning of Period	$10.00	$9.46	$10.68	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.16	0.17	0.20	0.20
Net Realized and Unrealized Gain (Loss)	2.41	0.54	(0.57)	0.82

Total from Investment Operations	2.57	0.71	(0.37)	1.02

Redemption Fees	0.00	0.00	0.00^	0.00^

Dividends and Distributions:
Net Investment Income	(0.15)	(0.17)	(0.20)	(0.22)
Net Realized Gains	(0.50)	–	(0.65)	(0.12)

Total Dividends and Distributions	(0.65)	(0.17)	(0.85)	(0.34)

Net Asset Value, End of Period	$11.92	$10.00	$9.46	$10.68

Total Return †	25.82%	7.56%	(3.43)%	10.23%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$93,509	$95,393	$98,055	$108,754
Ratio of Expenses to Average Net Assets	0.70%	0.70%	0.70%	0.70%**
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.79%	0.78%	0.77%	0.82%**
Ratio of Net Investment Income to Average Net Assets	1.37%	1.72%	1.94%	1.95%**
Portfolio Turnover Rate	3%	5%	12%	11%***

(1)	Per share calculations were performed using average shares for the period.
*	The Fund commenced operations on January 17, 2014.
**	Annualized.
***	Not Annualized.
^	Amount represents less than $.01 per share
†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 55 funds. The financial statements herein are those of the Sarofim Equity Fund (the “Fund”). The Fund is diversified and its investment objective is to seek long-term capital appreciation consistent with the preservation of capital; current income is a secondary goal. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017

through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of December 31, 2017, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017

whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended December 31, 2017, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended December 31, 2017, the Fund did not have a liability for any uncertain tax benefits. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.

Security Transactions and Investment Income — Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

Master Limited Partnerships (“MLPs”) — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017

exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income quarterly. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 90 days. For the year ended December 31, 2017, there were no redemption fees retained by the Fund. For December 31, 2016 the Fund retained fees of $280. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended December 31, 2017, the Fund was charged $99,999 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

MUFG Union Bank, N.A. serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Atlantic Fund Services, LLC, serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Fayez Sarofim & Co. (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.70% of the Fund’s average daily net assets until April 30, 2018. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017

(90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2018. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the board may permit the Adviser to retain the difference between total annual operating expenses and 0.70% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.

At December 31, 2017, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period Ending	Subject to Repayment until December 31,	Amount
1/01/2015-12/31/2015	2018	$73,246
1/01/2016-12/31/2016	2019	75,333
1/01/2017-12/31/2017	2020	76,568

		$225,147

6.	Investment Transactions:

For the year ended December 31, 2017, the Fund made purchases of $2,867,116 and sales of $23,579,945 in investment securities other than long- term U.S. Government and short-term securities. For the year ended December 31, 2017, there were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent differences, primarily attributable to distribution reclass and MLP basis adjustments and distributions, which have been reclassified to/from the following accounts:

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017

Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/ Loss	Paid in Capital
$15,719	$(15,327)	$(392)

The tax character of dividends and distributions paid during the year ended December 31, 2017 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total

2017	$1,169,932	$3,805,212	$4,975,144
2016	1,676,092	3,790	1,679,882

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$110,125
Undistributed Long-Term Capital Gains	31,535
Unrealized Appreciation	49,762,563
Other Temporary Differences	(22)

Total Net Distributable Earnings	$49,904,201

For Federal income tax purposes, capital loss carryforwards represent net realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future net capital gains. As of December 31, 2017, the Fund has no capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre- enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to partnership adjustments. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at December 31, 2017, were as follows:

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$ 43,655,274	$50,418,715	$(656,152)	$49,762,563

8.	Concentration of Risks:

Dividend Paying Securities Risk — The emphasis on dividend-paying securities involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund’s.

9.	Other:

At December 31, 2017, 44% of total shares outstanding were held by one affiliated shareholder owning 10% or greater of the aggregate total shares outstanding.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10.	Regulatory Matters:

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S- X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds financial statements and related disclosures or impact the Funds net assets or results of operations.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017

11.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Sarofim Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sarofim Equity Fund (one of the funds constituting The Advisors’ Inner Circle Fund, hereafter referred to as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2018

We have served as the auditor of one or more investment companies in Fayez Sarofim & Company since 2014.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017 (Unaudited)

DISCLOSURE OF FUND EXPENSES

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	7/01/17	12/31/17	Ratios	Period*

Actual Fund Return	$1,000.00	$1,118.60	0.70%	$3.74
Hypothetical 5% Return	1,000.00	1,021.68	0.70	3.57

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

This Page Intentionally Left Blank.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Doran

Name and Year of Birth	Position with Trust and length of Time Served[1]	Principal Occupation in the Past Five Years
INTERESTED TRUSTEES[3],[4]
Robert Nesher	Chairman of the	SEI employee 1974 to present; currently performs
(Born: 1946)	Board of Trustees	various services on behalf of SEI Investments for which
	(Since 1991)	Mr. Nesher is compensated.
William M. Doran	Trustee	Self-Employed Consultant since 2003. Partner at
(Born: 1940)	(Since 1991)	Morgan, Lewis & Bockius LLP (law firm) from 1976 to
2003. Counsel to the Trust, SEI Investments, SIMC, the
Administrator and the Distributor.
INDEPENDENT TRUSTEES[4]
John K. Darr	Trustee	Retired. Chief Executive Officer, Office of Finance,
(Born: 1944)	(Since 2008)	Federal Home Loan Banks, from 1992 to 2007.
Joseph T. Grause, JR.	Trustee	Self-Employed Consultant since January 2012.
(Born: 1952)	(Since 2011)	Director of Endowments and Foundations, Morningstar
Investment Management, Morningstar, Inc., 2010 to
2011. Director of International Consulting and Chief
Executive Officer of Morningstar Associates Europe
Limited, Morningstar, Inc., 2007 to 2010. Country
Manager – Morningstar UK Limited, Morningstar, Inc.,
2005 to 2007.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017

are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-727-6346. The following chart lists Trustees and Officers as of December 31, 2017.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

4	Trustees oversee 55 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupation During the Past Five Years
INDEPENDENT TRUSTEES (continued)[3]
Mitchell A. Johnson (Born: 1942)	Trustee (Since 2005)	Retired. Private Investor since 1994.

Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
Bruce R. Speca (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
George J. Sullivan, Jr. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

OFFICERS
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments Company, since 2004.
John Bourgeois (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.
3	Trustees oversee 55 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation During the Past Five Years
OFFICERS (continued)
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
Russell Emery (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A. (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
Robert Morrow (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)

Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND DECEMBER 31, 2017

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a December 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended December 31, 2017, the Fund is designating the following items with regard to distributions paid during the period.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest (3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)
76.48%	23.52%	100.00%	100.00%	100.00%	0.00%	0.00%	100.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short Term Capital Gain Dividend” and is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

Sarofim Equity Fund

P.O. Box 588

Portland, ME 04112

1-855-727-6346

Adviser:

Fayez Sarofim & Co.

Two Houston Center

909 Fannin Street, Suite 2907

Houston, Texas 77010

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

SAR-AR-001-0400

Item 2.    Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.    Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$101,400	N/A	N/A	$99,400	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$30,000	N/A	$120,500	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$22,600	N/A	N/A	$21,945	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$0	N/A	N/A	$0	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$0	N/A	N/A	$0	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$0	N/A	N/A	$0	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant ‘s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the

Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $150,500 and $0 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2017 and 2016, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: March 9, 2018

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: March 9, 2018

*	Print the name and title of each signing officer under his or her signature.